SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                   Date of Report
                 (Date of earliest
                   event reported):        January 28, 2003


                                Banta Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-14637                        39-0148550
---------------               ----------------               -------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                    225 Main Street, Menasha, Wisconsin 54952
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (920)751-7777
                          ------------------------------
                         (Registrant's telephone number)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being filed herewith:

          (99) Press Release of Banta Corporation, dated January 28, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

     On January 28, 2003, Banta Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 28, 2002. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BANTA CORPORATION



Date: January 28, 2003               By: /s/ Ronald D. Kneezel
                                        ----------------------------------------
                                        Ronald D. Kneezel
                                        Vice President, General Counsel and
                                        Secretary

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

                                BANTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX


     Exhibit
      Number                                Description
      ------                                -----------

        99          Press Release of Banta Corporation, dated January 28, 2003.

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